Exhibit (a)(31)

SANFORD C. BERNSTEIN FUND, INC.

ARTICLES SUPPLEMENTARY

SANFORD C. BERNSTEIN FUND, INC. (the “Corporation”), a Maryland corporation, does hereby certify to the State Department of Assessments and Taxation that:

1. The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

2. The number of authorized shares of common stock of the Corporation (the “Common Stock”) is currently 15,500,000,000 shares, with a par value of $.001 per share and an aggregate par value of $15,500,000. The number of authorized shares of Common Stock is increased hereby by 1,000,000,000 shares to 16,500,000,000 shares, with a par value of $.001 per share and an aggregate par value of $16,500,000.

3. The additional 1,000,000,000 shares of Common Stock authorized in these Articles Supplementary are hereby classified as 1,000,000,000 shares of Class Z Common Stock, as follows:

Name of Portfolio/Class	Number of Shares
New York Municipal/
AB Intermediate New York Municipal Class Z	200,000,000
California Municipal/
AB Intermediate California Municipal Class Z	200,000,000
Diversified Municipal/
AB Intermediate Diversified Municipal Class Z	600,000,000

4. The shares classified as set forth in paragraph 3 above shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of shares of a class of the applicable Portfolio and set forth in the charter, and shall be subject to all provisions of the charter relating to shares of Common Stock generally.

5. (a) The number of authorized shares of Common Stock of all classes of the Corporation immediately prior to these Articles Supplementary becoming effective is 15,500,000,000 shares, classified as follows:

Name of Portfolio/Class	Number of Shares
Short Duration Plus/
AB Short Duration Class A	200,000,000
AB Short Duration Class B	200,000,000
AB Short Duration Class C	200,000,000
AB Short Duration Class R	200,000,000
AB Short Duration Class T	300,000,000
Short Duration Plus	200,000,000

Diversified Municipal/
AB Intermediate Diversified
Municipal Class A	400,000,000
AB Intermediate Diversified
Municipal Class B	400,000,000
AB Intermediate Diversified
Municipal Class C	400,000,000
AB Intermediate Diversified
Municipal Class T	300,000,000
AB Intermediate Diversified
Municipal Advisor Class	400,000,000
Diversified Municipal Class	800,000,000

Intermediate Duration	600,000,000

New York Municipal/
AB Intermediate
New York Municipal Class A	200,000,000
AB Intermediate
New York Municipal Class B	200,000,000
AB Intermediate
New York Municipal Class C	200,000,000
AB Intermediate
New York Municipal Class T	300,000,000
AB Intermediate
New York Municipal Advisor Class	200,000,000
New York Municipal Class	400,000,000

California Municipal/
AB Intermediate
California Municipal Class A	200,000,000
AB Intermediate
California Municipal Class B	200,000,000
AB Intermediate
California Municipal Class C	200,000,000
AB Intermediate
California Municipal Class T	300,000,000

AB Intermediate
California Municipal Advisor Class	200,000,000
California Municipal Class	200,000,000

Short Duration Diversified Municipal	100,000,000

Tax-Managed International/
AB Tax-Managed
International Class A	200,000,000
AB Tax-Managed
International Class B	200,000,000
AB Tax-Managed
International Class C	200,000,000
AB Tax-Managed
International Class Z	300,000,000
Tax Managed International Class	600,000,000

Emerging Markets/
Emerging Markets
Class Z	300,000,000
Emerging Markets Class	200,000,000

International/
AB International
Class A	200,000,000
AB International
Class B	200,000,000
AB International
Class C	200,000,000
AB International
Class R	200,000,000
AB International
Class Z	300,000,000
International Class	600,000,000

Overlay A/
Overlay A Advisor Class	300,000,000
Overlay A Institutional Class	300,000,000

Tax-Aware Overlay A/
Tax-Aware Overlay A Advisor Class	400,000,000
Tax-Aware Overlay A Institutional Class	300,000,000

Overlay B/
Overlay B Advisor Class	300,000,000
Overlay B Institutional Class	300,000,000

Tax-Aware Overlay B/
Tax-Aware Overlay B Advisor Class	300,000,000
Tax-Aware Overlay B Institutional Class	300,000,000

Tax-Aware Overlay C/
Tax-Aware Overlay C Advisor Class	300,000,000
Tax-Aware Overlay C Institutional Class	300,000,000

Tax-Aware Overlay N/
Tax-Aware Overlay N Advisor Class	300,000,000
Tax-Aware Overlay N Institutional Class	300,000,000

Unclassified	600,000,000

Total	15,500,000,000

(b) Upon these Articles Supplementary becoming effective, the number of authorized shares of Common Stock of all classes of the Corporation will be 16,500,000,000 shares, classified as follows:

Name of Portfolio/Class	Number of Shares
Short Duration Plus/
AB Short Duration Class A	200,000,000
AB Short Duration Class B	200,000,000
AB Short Duration Class C	200,000,000
AB Short Duration Class R	200,000,000
AB Short Duration Class T	300,000,000
Short Duration Plus	200,000,000

Diversified Municipal/
AB Intermediate Diversified
Municipal Class A	400,000,000
AB Intermediate Diversified
Municipal Class B	400,000,000
AB Intermediate Diversified
Municipal Class C	400,000,000
AB Intermediate Diversified
Municipal Class T	300,000,000
AB Intermediate Diversified
Municipal Class Z	600,000,000
AB Intermediate Diversified
Municipal Advisor Class	400,000,000
Diversified Municipal Class	800,000,000

Intermediate Duration	600,000,000

New York Municipal/
AB Intermediate
New York Municipal Class A	200,000,000
AB Intermediate
New York Municipal Class B	200,000,000
AB Intermediate
New York Municipal Class C	200,000,000
AB Intermediate
New York Municipal Class T	300,000,000
AB Intermediate
New York Municipal Class Z	200,000,000
AB Intermediate
New York Municipal Advisor Class	200,000,000
New York Municipal Class	400,000,000

California Municipal/
AB Intermediate
California Municipal Class A	200,000,000
AB Intermediate
California Municipal Class B	200,000,000
AB Intermediate
California Municipal Class C	200,000,000
AB Intermediate
California Municipal Class T	300,000,000
AB Intermediate
California Municipal Class Z	200,000,000
AB Intermediate
California Municipal Advisor Class	200,000,000
California Municipal Class	200,000,000

Short Duration Diversified Municipal	100,000,000

Tax-Managed International/
AB Tax-Managed
International Class A	200,000,000
AB Tax-Managed
International Class B	200,000,000
AB Tax-Managed
International Class C	200,000,000
AB Tax-Managed
International Class Z	300,000,000
Tax Managed International Class	600,000,000

Emerging Markets/
Emerging Markets
Class Z	300,000,000
Emerging Markets Class	200,000,000

International/
AB International
Class A	200,000,000
AB International
Class B	200,000,000
AB International
Class C	200,000,000
AB International
Class R	200,000,000
AB International
Class Z	300,000,000
International Class	600,000,000

Overlay A/
Overlay A Advisor Class	300,000,000
Overlay A Institutional Class	300,000,000

Tax-Aware Overlay A/
Tax-Aware Overlay A Advisor Class	400,000,000
Tax-Aware Overlay A Institutional Class	300,000,000

Overlay B/
Overlay B Advisor Class	300,000,000
Overlay B Institutional Class	300,000,000

Tax-Aware Overlay B/
Tax-Aware Overlay B Advisor Class	300,000,000
Tax-Aware Overlay B Institutional Class	300,000,000

Tax-Aware Overlay C/
Tax-Aware Overlay C Advisor Class	300,000,000
Tax-Aware Overlay C Institutional Class	300,000,000

Tax-Aware Overlay N/
Tax-Aware Overlay N Advisor Class	300,000,000
Tax-Aware Overlay N Institutional Class	300,000,000

Unclassified	600,000,000

Total	16,500,000,000

The Board of Directors of the Corporation increased the total number of authorized shares of Common Stock pursuant to Section 2-105(c) of the Maryland General Corporation Law. The Board of Directors of the Corporation classified unissued shares of Common Stock as provided in these Articles Supplementary under the authority contained in the charter.

The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested by its Assistant Secretary as of this 26th day of April, 2018.

SANFORD C. BERNSTEIN FUND, INC.

By:	/s/ Kathleen M. Fisher (SEAL)
Kathleen M. Fisher
President

Attest:

/s/ Nancy E. Hay
Nancy E. Hay
Assistant Secretary